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                                                                    EXHIBIT 10.2

                               SECOND AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT

    THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED EMPLOYMENT AGREEMENT, as amended by the FIRST AMENDMENT TO SECOND AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this "AMENDMENT") is entered into as of the 28th day of October, 2002 by and between FRANCIS D. JOHN, residing at 6731 Paxon Road, Solebury, Pennsylvania 18963 (the "EXECUTIVE"), and KEY ENERGY SERVICES, INC., a Maryland corporation with its principal executive offices at 6 Desta Drive, Midland, Texas 79705 (the "COMPANY").

                                    RECITALS

    A. The Company and the Executive previously entered into the Second Amended and Restated Employment Agreement dated as of October 16, 2001, as amended by the First Amendment to Second Amended and Restated Employment dated as of December 31, 2001, as now in effect (as amended, the "EMPLOYMENT AGREEMENT"), pursuant to which the Executive serves as Chairman of the Board, President and Chief Executive Officer of the Company.

    B. The Company and the Executive wish to amend the Employment Agreement as set forth herein.

                                   AGREEMENT

    NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the Company and the Executive hereby agree as follows:

1.  AMENDMENTS TO EMPLOYMENT AGREEMENT. Effective as of October 16, 2001
(and therefore, under the terms of the Employment Agreement, effective with respect to the Executive's employment by the Company as of July 1, 2001), the Employment Agreement is hereby amended as follows:

    (a) Section 5(h) of the Employment Agreement is hereby amended to read in its entirety as follows:

         "(h)  {INTENTIONALLY DELETED}."

    (b) Section 5(e)(i) of the Employment Agreement is hereby amended to read in its entirety as follows:

         "(i) In the event the Executive's employment hereunder is terminated pursuant to Section 5(b)(iii), (iv), (vi) or (vii) hereof, the Executive shall be entitled to severance compensation in an aggregate amount equal to three times the Final Average Compensation, payable in a lump sum on the date such termination occurs."

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2.  MISCELLANEOUS.

    (a) The headings contained in this Amendment are for reference purposes only and shall in no way affect the meaning or interpretation of this Amendment. In this Amendment, as the context may require, the singular includes the plural and the singular, the masculine gender includes both male and female reference, the word "or" is used in the inclusive sense and the words "including," "includes," and "included" shall not be limiting.

    (b) This Amendment may be executed in duplicate counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one agreement.

    (c) Except as specifically amended hereby, the Employment Agreement shall remain unmodified unless and until it is further modified in accordance with the terms and conditions thereof, and the Employment Agreement, as amended hereby (the "AMENDED EMPLOYMENT AGREEMENT"), is hereby confirmed as being in full force and effect.

    (d) This Amendment and the Amended Employment Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the respective parties hereto in accordance with the terms and provisions of the Amended Employment Agreement.

    (e) This Amendment will be governed and construed in accordance with the law of Pennsylvania applicable to agreements made and to be performed entirely within such state, without giving effect to the conflicts of laws principles thereof.

    (f) The Company and the Executive each acknowledge and agree that this Amendment has been reviewed and negotiated by such party and its or his counsel, who have contributed to its revision, and the normal rule of construction, to the effect that any ambiguities are resolved against the drafting party, shall not be employed in the interpretation of it.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                       KEY ENERGY SERVICES, INC.

                                       By:  /s/ David J. Breazzano
                                           ------------------------------
                                            David J. Breazzano, Chairman
                                            of the Compensation Committee


                                        /s/ FRANCIS D. JOHN
                                       ----------------------------------
                                       FRANCIS D. JOHN


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